EXHIBIT 10.24
FIRST AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (the “Amendment”) is made and entered into effective as of the 23rd day of August, 2005 (the “Effective Date”), by and between THE GATEWAY TO NASHVILLE, L.L.C., a Tennessee limited liability company, with its principal office and place of business in Nashville, Tennessee (“Landlord”), and CUMBERLAND EMERGING TECHNOLOGIES, INC., a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee (“Tenant”).
WITNESSETH:
     WHEREAS, pursuant to that certain Amended and Restated Lease Agreement made by and between Landlord and Tenant dated November 11, 2004 (the “Lease”), Landlord leased and demised to Tenant, and Tenant leased from Landlord, the Premises, consisting of the Original Premises and the New Premises; and
     WHEREAS, Landlord and Tenant desire to set forth the Completion Date for the New Premises; and
     WHEREAS, Landlord and Tenant desire to amend the Lease to reflect the foregoing agreements and otherwise, pursuant to the terms and conditions hereof.
     NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants, terms and conditions recited hereinafter, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:
1. Section 4(a) of the Lease is amended to provide that the Completion Date shall be January 1, 2006, provided however, that, if in the event the Landlord’s master electrical panels have not been installed and certified by October 15, 2005, then the Completion Date will be redefined to be the date reflecting seventy-five (75) days after completion of the Landlord’s master electrical panel installation as certified by Davidson County Codes.
2. Section 4(d) of the Lease is amended to provide that the Acceptance Date shall be the earlier of (a) the date that Tenant takes beneficial occupancy of the New Premises and (b) the Completion Date.
3. Except as herein modified and amended, the terms and conditions of the Lease shall remain in full force and effect.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have, on the day and year first above written, executed this Amendment.

LANDLORD:

THE GATEWAY TO NASHVILLE, L.L.C.

By:	/s/ [Illegible]

Its:	Member

TENANT:

CUMBERLAND EMERGING TECHNOLOGIES, INC.

By:	/s/ A.J. Kazimi

Its:	C.E.O.